UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 30, 2007

Apartment Investment and Management Company
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	001-13232	841259577
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4582 S. Ulster Street Parkway, Suite 1100, Denver, Colorado		80237
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	303-691-4415

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On September 30, 2007, Apartment Investment and Management Company redeemed all 1,904,762 outstanding shares of its privately held 8.1% Class W Cumulative Convertible Preferred Stock (the "Class W"). The redemption price per share was $54.613125 (which includes a redemption price per share of $53.55 (which is 102% of the $52.50 per share liquidation preference) plus $1.063125 (which is the per share amount of accumulated, accrued and unpaid dividends on the Class W through the redemption date)) or an aggregate redemption price of $104,025,005, which was paid in cash.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Apartment Investment and Management Company

October 1, 2007	By:	Thomas M. Herzog

Name: Thomas M. Herzog
Title: Executive Vice President and Chief Financial Officer